UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 12, 2026

Eagle Point Credit Company Inc.

(Exact name of Registrant as specified in its charter)

Delaware	811-22974	47-2215998
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

600 Steamboat Road, Suite 202, Greenwich, CT 06830

(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code: (203) 340-8500

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	ECC	New York Stock Exchange
6.50% Series C Term Preferred Stock due 2031	ECCC	New York Stock Exchange
6.75% Series D Preferred Stock	ECC PRD	New York Stock Exchange
5.375% Notes due 2029	ECCV	New York Stock Exchange
7.75% Notes due 2030	ECCU	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

☐ Emerging growth company

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01.          Other Events.

Eagle Point Credit Company Inc. (the “Company”) intends to convert from a Delaware corporation to a Delaware Statutory Trust (the “Conversion”), effective May 22, 2026 (the “Effective Date”). In connection with the Conversion, the Company will change its name to Eagle Point Credit Company.

The Conversion was approved by the Company’s stockholders at a special meeting held on March 12, 2026, and has been approved by the Company’s Board of Directors in accordance with applicable Delaware law.

In connection with the Conversion, on the Effective Date, each outstanding share of common stock will become one common share of beneficial interest of the Company, and each outstanding share of preferred stock will become one preferred share of beneficial interest of the Company of a corresponding series, reflecting the same terms and designations as the respective series of preferred stock from which it converts.

The Company’s (i) common shares of beneficial interest will continue to be listed on the New York Stock Exchange under the ticker symbol ECC, (ii) 6.50% Series C Term Preferred Shares due 2031 will continue to be listed on the New York Stock Exchange under the ticker symbol ECCC, (iii) 6.75% Series D Preferred Shares will continue to be listed on the New York Stock Exchange under the ticker symbol ECC PRD, (iv) 7.75% Notes due 2030 will continue to be listed on the New York Stock Exchange under the ticker symbol ECCU, and (v) 5.375% Notes due 2029 will continue to be listed on the New York Stock Exchange under the ticker symbol ECCV, in each case, without interruption. Stockholders and holders of Notes are not required to take any action in connection with the Conversion or name change.

Forward-Looking Statements

This Current Report on Form 8-K may contain “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Statements other than statements of historical facts included in this Current Report on Form 8-K may constitute forward-looking statements and are not guarantees of future performance or results and involve a number of risks and uncertainties. Actual results may differ materially from those in the forward-looking statements as a result of a number of factors, including those described in the Company’s prospectus and the Company’s other filings with the SEC. The Company undertakes no duty to update any forward-looking statement made herein. All forward-looking statements speak only as of the date of this Current Report on Form 8-K.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, Eagle Point Credit Company Inc. has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Eagle Point Credit Company Inc.

Date: May 12, 2026	By:	/s/ Kenneth P. Onorio
Kenneth P. Onorio Chief Financial Officer and Chief Operating Officer